Exhibit 99.2

Consolidated Statements of Financial Condition

	March 31, 2008	December 31, 2007
ASSETS
Cash (including interest-earning deposits of approximately $4,791,100 and $4,036,500, respectively)	$13,468,200	$11,265,300
Investment securities:
Available-for-sale (amortized cost of $19,688,100 and $20,716,600, respectively)	19,251,200	20,224,400
Other investments, at cost	2,413,100	2,669,600
Loans receivable, net	217,903,800	218,887,300
Premises and equipment, net	7,772,000	7,371,000
Other assets	6,323,000	6,249,700

Total Assets	$267,131,300	$266,667,300

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Interest-bearing	$175,072,900	$168,579,200
Noninterest-bearing	27,651,100	27,984,700

Total deposits	202,724,000	196,563,900

Advances from Federal Home Loan Bank	35,200,000	41,116,700
Other liabilities	1,143,700	1,266,000

Total liabilities	239,067,700	238,946,600

Stockholders’ equity
Preferred stock, par value $1 per share, 500,000 shares authorized; none issued and outstanding	—	—
Common stock, par value $0.275; 6,000,000 shares authorized; 2,504,983 and 2,500,927 issued and outstanding, respectively	688,900	687,800
Additional capital	8,451,300	8,400,000
Retained earnings	19,213,200	18,959,200
Accumulated other comprehensive loss	(289,800)	(326,300)

Total stockholders’ equity	28,063,600	27,720,700

Total Liabilities and Stockholders’ Equity	$267,131,300	$266,667,300

The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Income

	Three Months Ended March 31,
	2008	2007
Interest and dividend income
Loans	$3,767,000	$3,571,500
Investments
Taxable interest	182,700	221,500
Tax-exempt interest	60,400	60,300
Dividends	58,700	73,400

Total interest and dividend income	4,068,800	3,926,700

Interest expense
Deposits	1,338,800	1,462,700
FHLB/other advances	433,500	396,100

Total interest expense	1,772,300	1,858,800

Net interest income	2,296,500	2,067,900

Provision for loan losses	5,100	600

Net interest income after provision for loan losses	2,291,400	2,067,300

Noninterest income
Deposit account fees	590,000	526,400
Loan fees	34,000	35,500
Mortgage banking fees	49,000	67,500
Commissions on investment brokerage sales	106,100	92,000
Gains from investment securities activities	—	46,600
Other	68,700	61,300

Total noninterest income	847,800	829,300

Noninterest expense
Compensation and employee benefits	1,093,700	1,023,800
Occupancy and equipment	517,700	427,100
Data processing	200,800	202,400
Professional fees	97,800	103,500
Marketing and promotion	53,100	36,400
Merger costs	250,000	—
Other	184,900	180,100

Total noninterest expense	2,398,000	1,973,300

Income before income taxes	741,200	923,300

Income taxes	287,100	286,200

Net income	$454,100	$637,100

Cash Dividends Declared Per Share	$0.08	$0.07

Earnings Per Common Share:
Basic	$0.18	$0.26

Diluted	$0.18	$0.25

The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Stockholders’ Equity

	Number of Shares	Common Stock	Additional Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance, December 31, 2006	2,497,327	$686,800	$8,372,600	$16,953,400	$113,500	$26,126,300

Common stock cash dividend declared	—	—	—	(174,800)	—	(174,800)

Exercise of stock options	2,160	600	13,900	—	—	14,500

Tax benefit associated with the exercise of stock options	—	—	5,700	—	—	5,700

Comprehensive income (loss)	—	—	—	637,100	(55,500)	581,600

Balance, March 31, 2007	2,499,487	$687,400	$8,392,200	$17,415,700	$58,000	$26,553,300

Balance, December 31, 2007	2,500,927	$687,800	$8,400,000	$18,959,200	$(326,300)	$27,720,700
Common stock cash dividend declared	—	—	—	(200,100)	—	(200,100)

Exercise of stock options	4,056	1,100	40,400	—	—	41,500

Tax benefit associated with the exercise of stock options	—	—	10,900	—	—	10,900

Comprehensive income	—	—	—	454,100	36,500	490,600

Balance, March 31, 2008	2,504,983	$688,900	$8,451,300	$19,213,200	$(289,800)	$28,063,600

The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
	2008	2007
Cash flows from operating activities
Net income	$454,100	$637,100
Adjustments to reconcile to net cash provided by operating activities:
Provision for loan losses	5,100	600
Depreciation and amortization	170,000	181,300
Gains from investment securities activities	—	(46,600)
Other noncash operating activities	(29,500)	(35,100)
Changes in:
Deferred loan fees	(79,500)	59,800
Other assets	(51,700)	(88,500)
Other liabilities	(141,000)	(298,200)

Net cash flows from operating activities	327,500	410,400

Cash flows from investing activities
Purchase of available-for-sale securities	—	(349,900)
Proceeds from maturities, sales and calls of available-for-sale securities	1,031,700	276,200
Purchase of other investments	(625,500)	(483,100)
Proceeds from maturities, sales and calls of other investments	882,000	563,900
Loan originations, net of repayments	1,057,900	(2,382,900)
Purchase of premises and equipment	(555,500)	(226,600)

Net cash flows from investing activities	1,790,600	(2,602,400)

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
	2008	2007
Cash flows from financing activities
Net increase in demand deposits	$4,298,500	$9,276,700
Net increase (decrease) in time deposits	1,861,600	(67,800)
Proceeds from FHLB advances	40,000,000	78,350,000
Repayments of FHLB advances	(45,916,700)	(82,366,600)
Proceeds from exercise of stock options	41,500	14,500
Payment of dividends on common stock	(200,100)	(174,800)

Net cash flows from financing activities	84,800	5,032,000

Change in cash and cash equivalents	2,202,900	2,840,000

Cash and cash equivalents, beginning of period	11,265,300	9,469,800

Cash and cash equivalents, end of period	$13,468,200	$12,309,800

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$1,862,400	$1,988,400
Cash paid during the period for income taxes	$325,000	$485,000

The accompanying notes are an integral part of these financial statements.

SHORE FINANCIAL CORPORATION AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited consolidated financial statements of Shore Financial Corporation and Subsidiaries (the “Company”) have been prepared in accordance with generally accepted accounting principles (“GAAP”) and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements in the United States of America. In the opinion of management, all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the consolidated financial statements have been included.

In preparing the consolidated financial statements in conformity with GAAP in the United States of America, management is required to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. The consolidated results of operations and other data for the three month period ended March 31, 2008 are not necessarily indicative of the results that may be expected for any other interim period or the entire year ending December 31, 2008. The unaudited consolidated financial statements presented herein should be read in conjunction with the audited consolidated financial statements and related notes thereto in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Principles of Consolidation

The consolidated financial statements of the Company include and primarily consist of the accounts of its wholly-owned subsidiary Shore Bank (the “Bank”) and the Bank’s wholly-owned subsidiary Shore Investments, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Reclassifications

Certain reclassifications of the prior period’s information have been made to conform to the March 31, 2008 presentation. The reclassification had no effect on prior year’s net income.

NOTE 2 – EARNINGS PER SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for the periods ended March 31, 2008 and 2007.

	Three Months Ended March 31,
	2008	2007
Net income (numerator, basic and diluted)	$454,100	$637,100
Weighted average shares outstanding (denominator)	2,502,900	2,498,100

Earnings per common share - basic	$0.18	$0.26

Effect of dilutive securities:

Weighted average shares outstanding	2,502,900	2,498,100
Effect of stock options	44,400	28,600

Diluted average shares outstanding (denominator)	2,547,300	2,526,700

Earnings per common share - assuming dilution	$0.18	$0.25

NOTE 3 – COMPREHENSIVE INCOME

Total comprehensive income consists of the following for the three months ended March 31, 2008 and 2007:

	Three Months Ended March 31,
	2008	2007
Net income	$454,100	$637,100
Other comprehensive income (loss)	36,500	(55,500)

Total comprehensive income	$490,600	$581,600

NOTE 3 – COMPREHENSIVE INCOME (concluded)

The following is a reconciliation of the related tax effects allocated to each component of other comprehensive income at March 31, 2008 and 2007.

	Three Months Ended March 31,
	2008	2007
Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the period	$55,200	$(37,400)
Less: reclassification adjustment for gain included in income	—	(46,600)

Total other comprehensive gain (loss) before tax effect	55,200	(84,000)

Tax benefit (expense)	(18,700)	28,500

Net unrealized gain (loss)	$36,500	$(55,500)

NOTE 4 – SEGMENT INFORMATION

Segment information consists of net interest income for the three months ended March 31, 2008 and 2007 and assets as of March 31, 2008 and December 31, 2007:

(In thousands)	Virginia	Maryland	Other	Elimination of Intersegment Transactions	Total
Net Interest Income:
Three months ended March 31, 2008	$1,658	$457	$(146)	$328	$2,297
Three months ended March 31, 2007	$1,538	$433	$(159)	$256	$2,068

Assets:
March 31, 2008	$204,162	$58,158	$38,481	$(33,670)	$267,131
December 31, 2007	$206,469	$53,949	$38,745	$(32,496)	$266,667

NOTE 5 – FAIR VALUE ACCOUNTING

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 157 and No. 159. Both standards address aspects of the expanding application of fair value accounting.

Fair Value Measurements (SFAS 157)

SFAS 157 defines fair value, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS 157, among other things, requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. SFAS 157 establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. While the Statement applies under other accounting pronouncements that require or permit fair value measurements, it does not require any new fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. In addition, the Statement establishes a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Lastly, SFAS No. 157 requires additional disclosures for each interim and annual period separately for each major category of assets and liabilities.

These valuation techniques are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s market assumptions. These two types of inputs create the following fair value hierarchy:

•	Level 1—Quoted prices for identical instruments in active markets

•

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3—Instruments whose significant value drivers are unobservable.

The Company determines fair value based upon quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. The methods the Company uses to determine fair value on an instrument specific basis are detailed in the section titled “Valuation Methods”, below.

The following table presents for each of the fair value hierarchy levels, the Company’s assets which are measured at fair value on a recurring basis as of March 31, 2008:

	Fair Value Measurements at Reporting Date Using
	Fair Value at March 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
Investment Securities - available-for-sale	$19,251	$2,448	$15,674	$1,129

NOTE 5 – FAIR VALUE ACCOUNTING (continued)

The following table provides a reconciliation of the beginning and ending balances for the Company’s investment securities which are measured at fair value on a recurring basis using significant unobservable inputs (Level 3) from December 31, 2007 to March 31, 2008:

	Cost Basis	Unrealized Gain (Loss)	Estimated Value of Investment Securities
	(in thousands)
As of December 31, 2007	$1,129	$—	$1,129

Increases (decreases) to investment securities:
Net investment activities	—	—	—

Net increase (decrease) to investment securities	—	—	—

As of March 31, 2008	$1,129	$—	$1,129

The following table provides a summary of the impact to net assets for the three months ended March 31, 2008 from the Company’s assets which are measured at fair value on a recurring basis as of March 31, 2008:

Asset Measured at Fair Value	Fair Value Measurement Frequency	Fair Value Adjustments Included In Current Period Changes In Net Assets	Statement of Financial Condition Line Item Impared
		(in thousands)
Investment Securities - available-for-sale	Recurring	$36	Accumulated other comprehensive income (loss)

Valuation Methods

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Investment Securities

Investment securities classified as available for sale are reported at their estimated fair value with unrealized gains and losses reported in accumulated other comprehensive income. To the extent that the cost basis of investment securities exceeds the fair value and the unrealized loss is considered to be other than temporary, an impairment charge is recognized and the amount recorded in accumulated other comprehensive income or loss is reclassified to earnings as a realized loss. The Company uses three methodologies for determining the fair value of investment securities classified as available for sale: 1) quoted market prices; 2) dealer quotes; and 3) market values of similar securities in conjunction with other factors that may impact the investment’s value. For restricted securities without readily determinable values, the carrying amount is considered a reasonable estimate of fair value.

NOTE 5 – FAIR VALUE ACCOUNTING (concluded)

Fair Value Option for Financial Assets and Liabilities (SFAS 159)

SFAS 159 permits the Company to choose to measure many financial instruments and certain other items at fair value and also establishes fair presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. After initial adoption, the election to report an eligible financial asset, financial liability or firm commitment at fair value is made upon the acquisition of said item and all changes in the fair value of elected items is reported in earnings. The fair value election may not be revoked once made.

Although the Company adopted SFAS 159 on January 1, 2008, it has not elected fair value accounting for any balance sheet items as allowed under the standard.

NOTE 6 – SUBSEQUENT EVENT

On January 9, 2008, the Shore Financial Corporation announced the signing of a definitive merger agreement with Hampton Roads Bankshares, Inc. pursuant to which the Company will be merged into Hampton Roads Bankshares.

On March 13, 2008, Hampton Roads Bankshares, Inc. filed a registration statement on Form S-4, including a preliminary joint proxy statement/prospectus constituting a part thereof, with the Securities and Exchange Commission (the “SEC”) containing information about the proposed merger. On April 17, 2008, Hampton Roads Bankshares, Inc. filed the final joint proxy statement/prospectus on Form 424(b)(2) with the SEC. Shareholders are urged to read the registration statement and final joint proxy statement/prospectus filed with the SEC, and any other relevant materials filed or that will be filed, as they become available, because they will contain important information about Hampton Roads Bankshares, Inc., the Company and the proposed merger. The final joint proxy statement/prospectus was first mailed to shareholders of the Company on or about April 18, 2008.

During April 2008, the Company declared a $0.08 per share quarterly cash dividend on its common stock payable on May 1, 2008 to shareholders of record on April 25, 2008.